UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported) — July 29, 2010 (July 29, 2010)

MDC PARTNERS INC.
(Exact name of registrant as specified in its charter)

Canada (Jurisdiction of Incorporation)	001-13718 (Commission File Number)	98-0364441 (IRS Employer Identification No.)

45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
(Address of principal executive offices and zip code)

(416) 960-9000
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Item 2.02 Results of Operations and Financial Condition.

                On July 29, 2010, MDC Partners Inc. (the “Company”) issued an earnings release reporting its financial results for the three and six months ended June 30, 2010. A copy of this earnings release is attached as Exhibit 99.1 hereto. Following the issuance of this earnings release, the Company will host an earnings call in which its financial results for the three and six months ended June 30, 2010 will be discussed. The investor presentation materials that will be used for the call are attached as Exhibit 99.2 hereto.

                On July 29, 2010, the Company posted the materials attached as Exhibit 99.2 on its web site (www.mdc-partners.com).  The information found on, or otherwise accessible through, the Company’s website is not incorporated into, and does not form a part of, this Current Report on Form 8-K.

Item 7.01  Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

In addition, on July 29, 2010, the Company issued a press release announcing that its Board of Directors has declared a cash dividend of $0.11 per share on all of its outstanding Class A shares and Class B shares. The dividend will be payable on August 27, 2010 to shareholders of record at the close of business on August 13, 2010.  A copy of this press release is attached as Exhibit 99.3 hereto.

     The foregoing information (including the exhibits hereto) is being furnished under “Item 2.02 - Results of Operations and Financial Condition” and “Item 7.01 - Regulation FD Disclosure.” Such information (including the exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The foregoing information and the exhibits hereto contain forward-looking statements within the meaning of the federal securities laws.  These statements are based on present expectations, and are subject to the limitations listed therein and in the Company's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated as of July 29, 2010, relating to the announcement of the Company’s financial results for the period ended June 30, 2010.

99.2	Slideshow presentation dated July 29, 2010.

99.3	Press release dated as of July 29, 2010, relating to the announcement of the Company’s dividend.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: July 29, 2010	MDC Partners Inc.

	By:	/s/ David C. Ross
David C. Ross Associate General Counsel & Assistant Secretary